UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2013

Semi-Annual

Repor t

ClearBridge

Small Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Small Cap Value Fund

Fund objective

The Fund seeks long-term capital growth.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Small Cap Value Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Small Cap Value Fund for the six-month reporting period ended March 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

ClearBridge Small Cap Value Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2013 (the “reporting period”), but it did so in fits and starts. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the U.S. manufacturing sector expanded for the second straight month in October 2012, with a reading of 51.7 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to contraction territory with a reading of 49.5 in November. However, manufacturing expanded over the next four months, with the PMI at 51.3 in March 2013. During March, 14 of the 18 industries within the PMI expanded.

IV	ClearBridge Small Cap Value Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Performance review

For the six months ended March 31, 2013, Class A shares of ClearBridge Small Cap Value Fund, excluding sales charges, returned 17.13%. The Fund’s unmanaged benchmark, the Russell 2000 Value Indexv, returned 15.23% for the same period. The Lipper Small Cap Core Funds Category Average1 returned 14.92% over the same time frame.

Performance Snapshot as of March 31, 2013 (unaudited)
(excluding sales charges)	6 months
ClearBridge Small Cap Value Fund:
Class A	17.13%
Class B2	16.53%
Class C	16.58%
Class I	17.28%
Russell 2000 Value Index	15.23%
Lipper Small Cap Core Funds Category Average[1]	14.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 734 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Small Cap Value Fund	V

represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.25%, 2.39%, 2.15% and 1.15%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 2.25% for Class B shares and 1.05% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What factors impacted the U.S. stock market during the reporting period?

A. Despite periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. The market experienced a setback in October given renewed concerns about the economy and the upcoming “fiscal cliff.” While these and other macro issues, including the European sovereign debt crisis and uncertainties surrounding the impact of sequestration, weighed on investor sentiment at times, the market posted positive results during the last five months of the period. All told, for the six months ended March 31, 2013, the S&P 500 Indexvi returned 10.19%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended March 31, 2013, with the Russell Midcap Indexvii returning 16.21%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexviii , returned 11.10% and the small-cap Russell 2000 Indexix returned 14.48%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 8.52% and 14.11%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

April 26, 2013

RISKS: Stocks of small-capitalization companies may involve a higher degree of risk and volatility than stocks of larger-capitalization companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

VI	ClearBridge Small Cap Value Fund

Investment commentary (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2013 and September 30, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2012 and held for the six months ended March 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	17.13%	$1,000.00	$1,171.30	1.34%	$7.25	Class A	5.00%	$1,000.00	$1,018.25	1.34%	$6.74
Class B	16.53	1,000.00	1,165.30	2.36	12.74	Class B	5.00	1,000.00	1,013.16	2.36	11.85
Class C	16.58	1,000.00	1,165.80	2.14	11.56	Class C	5.00	1,000.00	1,014.26	2.14	10.75
Class I	17.28	1,000.00	1,172.80	1.00	5.42	Class I	5.00	1,000.00	1,019.95	1.00	5.04

[1]	For the six months ended March 31, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2013

ClearBridge Small Cap Value Fund

Security	Shares	Value
Common Stocks — 98.5%
Consumer Discretionary — 7.4%
Auto Components — 1.0%
Dana Holding Corp.	15,570	$277,613
Superior Industries International Inc.	116,475	2,175,753
Total Auto Components		2,453,366
Diversified Consumer Services — 1.0%
Sotheby’s Holdings Inc.	35,560	1,330,300
Steiner Leisure Ltd.	18,678	903,268	*
Total Diversified Consumer Services		2,233,568
Household Durables — 1.4%
Ryland Group Inc.	76,780	3,195,584
Specialty Retail — 4.0%
Aeropostale Inc.	127,080	1,728,288	*
Ann Inc.	73,780	2,141,096	*
Cato Corp., Class A Shares	22,334	539,143
Guess? Inc.	90,720	2,252,577
MarineMax Inc.	186,760	2,538,068	*
Total Specialty Retail		9,199,172
Total Consumer Discretionary		17,081,690
Consumer Staples — 2.8%
Food & Staples Retailing — 2.4%
Pantry Inc.	314,167	3,917,662	*
Weis Markets Inc.	41,740	1,698,818
Total Food & Staples Retailing		5,616,480
Household Products — 0.4%
Central Garden and Pet Co., Class A Shares	118,330	972,673	*
Total Consumer Staples		6,589,153
Energy — 6.5%
Energy Equipment & Services — 3.4%
Gulf Island Fabrication Inc.	49,800	1,048,788
Matrix Service Co.	116,232	1,731,857	*
Natural Gas Services Group	96,050	1,849,923	*
TETRA Technologies Inc.	133,570	1,370,428	*
Tidewater Inc.	34,860	1,760,430
Total Energy Equipment & Services		7,761,426
Oil, Gas & Consumable Fuels — 3.1%
Bill Barrett Corp.	92,430	1,873,556	*
Carrizo Oil & Gas Inc.	95,920	2,471,858	*

See Notes to Financial Statements.

4	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

ClearBridge Small Cap Value Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Cloud Peak Energy Inc.	60,660	$1,139,195	*
Rex Energy Corp.	107,850	1,777,368	*
Total Oil, Gas & Consumable Fuels		7,261,977
Total Energy		15,023,403
Exchange-Traded Funds — 2.1%
iShares Trust — iShares Nasdaq Biotechnology Index Fund	16,083	2,572,154
iShares Trust — iShares Russell 2000 Value Index Fund	26,930	2,257,004
Total Exchange-Traded Funds		4,829,158
Financials — 36.9%
Capital Markets — 7.1%
Affiliated Managers Group Inc.	32,480	4,987,953	*
Cohen & Steers Inc.	44,200	1,594,294
Greenhill & Co. Inc.	17,864	953,580
HFF Inc., Class A Shares	60,817	1,212,083
Raymond James Financial Inc.	80,490	3,710,589
Waddell & Reed Financial Inc., Class A Shares	87,620	3,836,004
Total Capital Markets		16,294,503
Commercial Banks — 11.6%
Bancorp Inc.	146,006	2,022,183	*
First Republic Bank	53,140	2,052,267
FirstMerit Corp.	173,350	2,865,475
IBERIABANK Corp.	71,909	3,596,888
Signature Bank	49,750	3,918,310	*
SVB Financial Group	88,090	6,249,105	*
Tompkins Trustco Inc.	25,092	1,060,890
Umpqua Holdings Corp.	91,575	1,214,285
Wintrust Financial Corp.	105,330	3,901,423
Total Commercial Banks		26,880,826
Insurance — 6.5%
Allied World Assurance Co. Holdings AG	73,860	6,848,299
Arch Capital Group Ltd.	79,470	4,177,738	*
Axis Capital Holdings Ltd.	95,730	3,984,283
Total Insurance		15,010,320
Real Estate Investment Trusts (REITs) — 8.8%
BioMed Realty Trust Inc.	169,140	3,653,424
Campus Crest Communities Inc.	215,470	2,995,033
Corporate Office Properties Trust	35,040	934,867

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	5

ClearBridge Small Cap Value Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Cousins Properties Inc.	199,100	$2,128,379
EastGroup Properties Inc.	44,720	2,602,704
Hersha Hospitality Trust	108,410	633,114
LaSalle Hotel Properties	21,124	536,127
Mid-America Apartment Communities Inc.	41,920	2,894,995
Pebblebrook Hotel Trust	112,140	2,892,091
Senior Housing Properties Trust	23,980	643,384
Washington Real Estate Investment Trust	18,180	506,131
Total Real Estate Investment Trusts (REITs)		20,420,249
Real Estate Management & Development — 1.1%
CBRE Group Inc., Class A Shares	47,980	1,211,495	*
Jones Lang LaSalle Inc.	12,340	1,226,719
Total Real Estate Management & Development		2,438,214
Thrifts & Mortgage Finance — 1.8%
BankUnited	56,060	1,436,257
People’s United Financial Inc.	115,666	1,554,551
Westfield Financial Inc.	137,680	1,071,151
Total Thrifts & Mortgage Finance		4,061,959
Total Financials		85,106,071
Health Care — 1.4%
Health Care Providers & Services — 1.4%
Cross Country Healthcare Inc.	122,021	647,931	*
LifePoint Hospitals Inc.	51,860	2,513,136	*
Total Health Care		3,161,067
Industrials — 16.3%
Aerospace & Defense — 0.6%
Huntington Ingalls Industries Inc.	27,200	1,450,576
Building Products — 1.1%
Gibraltar Industries Inc.	140,662	2,567,081	*
Commercial Services & Supplies — 3.0%
ACCO Brands Corp.	299,310	1,999,391	*
Herman Miller Inc.	62,400	1,726,608
TMS International Corp., Class A Shares	133,570	1,763,124	*
United Stationers Inc.	36,112	1,395,729
Total Commercial Services & Supplies		6,884,852

See Notes to Financial Statements.

6	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

ClearBridge Small Cap Value Fund

Security	Shares	Value
Construction & Engineering — 2.8%
EMCOR Group Inc.	66,986	$2,839,536
Granite Construction Inc.	17,490	556,882
Tutor Perini Corp.	163,170	3,149,181	*
Total Construction & Engineering		6,545,599
Electrical Equipment — 0.3%
GrafTech International Ltd.	82,800	635,904	*
Machinery — 3.3%
Oshkosh Corp.	37,970	1,613,345	*
RBC Bearings Inc.	63,090	3,189,831	*
Snap-on Inc.	34,913	2,887,305
Total Machinery		7,690,481
Marine — 1.5%
Diana Shipping Inc.	99,500	1,060,670	*
Kirby Corp.	30,600	2,350,080	*
Total Marine		3,410,750
Professional Services — 1.8%
Hudson Global Inc.	126,940	500,144	*
Korn/Ferry International	38,710	691,360	*
TrueBlue Inc.	145,616	3,078,322	*
Total Professional Services		4,269,826
Road & Rail — 1.9%
Genesee & Wyoming Inc., Class A Shares	20,360	1,895,720	*
Old Dominion Freight Line Inc.	62,362	2,382,228	*
Total Road & Rail		4,277,948
Total Industrials		37,733,017
Information Technology — 15.0%
Communications Equipment — 4.4%
Bel Fuse Inc., Class B Shares	35,651	556,512
Black Box Corp.	59,712	1,302,319
Digi International Inc.	144,250	1,288,152	*
InterDigital Inc.	41,160	1,968,683
Plantronics Inc.	115,640	5,110,132
Total Communications Equipment		10,225,798
Electronic Equipment, Instruments & Components — 2.8%
AVX Corp.	259,340	3,086,146
Park Electrochemical Corp.	134,610	3,411,017
Total Electronic Equipment, Instruments & Components		6,497,163

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	7

ClearBridge Small Cap Value Fund

Security	Shares	Value
IT Services — 0.3%
Unisys Corp.	26,940	$612,885	*
Semiconductors & Semiconductor Equipment — 7.5%
Exar Corp.	243,430	2,556,015	*
ON Semiconductor Corp.	549,570	4,550,439	*
Rudolph Technologies Inc.	169,500	1,996,710	*
Teradyne Inc.	267,480	4,338,526	*
Veeco Instruments Inc.	98,570	3,778,188	*
Total Semiconductors & Semiconductor Equipment		17,219,878
Total Information Technology		34,555,724
Materials — 5.1%
Chemicals — 2.0%
A. Schulman Inc.	18,010	568,396
Koppers Holdings Inc.	59,600	2,621,208
PolyOne Corp.	59,360	1,448,977
Total Chemicals		4,638,581
Metals & Mining — 3.1%
Carpenter Technology Corp.	26,850	1,323,437
Haynes International Inc.	32,350	1,788,955
Horsehead Holding Corp.	166,590	1,812,499	*
Olympic Steel Inc.	25,760	615,664
RTI International Metals Inc.	55,250	1,750,872	*
Total Metals & Mining		7,291,427
Total Materials		11,930,008
Utilities — 5.0%
Electric Utilities — 3.2%
Cleco Corp.	33,770	1,588,203
MGE Energy Inc.	11,847	656,798
Portland General Electric Co.	83,320	2,527,096
UNS Energy Corp.	51,130	2,502,302
Total Electric Utilities		7,274,399
Gas Utilities — 1.8%
Laclede Group Inc.	22,700	969,290
New Jersey Resources Corp.	26,614	1,193,638
Northwest Natural Gas Co.	27,094	1,187,259
WGL Holdings Inc.	20,420	900,522
Total Gas Utilities		4,250,709
Total Utilities		11,525,108
Total Investments before Short-Term Investments (Cost — $163,162,813)		227,534,399

See Notes to Financial Statements.

8	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

ClearBridge Small Cap Value Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.8%
Repurchase Agreements — 1.8%
Interest in $91,224,000 joint tri-party repurchase agreement dated 3/28/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $4,095,091; (Fully collateralized by various U.S. government agency obligations, 0.600% to 0.750% due 2/22/16 to 3/6/17; Market value — $4,176,907) (Cost — $4,095,000)	0.200%	4/1/13	$4,095,000	$4,095,000
Total Investments — 100.3% (Cost — $167,257,813#)				231,629,399
Liabilities in Excess of Other Assets — (0.3)%				(791,853)
Total Net Assets — 100.0%				$230,837,546

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

March 31, 2013

Assets:
Investments, at value (Cost — $167,257,813)	$231,629,399
Cash	7,681
Receivable for securities sold	1,012,293
Dividends and interest receivable	353,442
Receivable for Fund shares sold	224,333
Prepaid expenses	43,727
Total Assets	233,270,875

Liabilities:
Payable for securities purchased	1,458,540
Payable for Fund shares repurchased	435,514
Investment management fee payable	145,366
Service and/or distribution fees payable	94,390
Trustees’ fees payable	729
Accrued expenses	298,790
Total Liabilities	2,433,329
Total Net Assets	$230,837,546

Net Assets:
Par value (Note 6)	$109
Paid-in capital in excess of par value	167,873,311
Undistributed net investment income	249,809
Accumulated net realized loss on investments	(1,657,269)
Net unrealized appreciation on investments	64,371,586
Total Net Assets	$230,837,546

Shares Outstanding:
Class A	5,459,154
Class B	272,659
Class C	3,840,686
Class I	1,305,087

Net Asset Value:
Class A (and redemption price)	$22.02
Class B*	$19.88
Class C*	$19.62
Class I (and redemption price)	$22.87
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$23.36

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

10	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2013

Investment Income:
Dividends	$2,428,331
Interest	1,621
Total Investment Income	2,429,952

Expenses:
Investment management fee (Note 2)	824,033
Service and/or distribution fees (Notes 2 and 5)	542,906
Transfer agent fees (Note 5)	281,318
Registration fees	27,358
Legal fees	21,411
Shareholder reports	19,626
Audit and tax	15,585
Fund accounting fees	10,804
Trustees’ fees	8,632
Custody fees	3,236
Insurance	2,839
Miscellaneous expenses	3,223
Total Expenses	1,760,971
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(5,857)
Net Expenses	1,755,114
Net Investment Income	674,838

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investments Transactions	12,458,935
Change in Net Unrealized Appreciation (Depreciation) from Investments	21,358,430
Net Gain on Investments	33,817,365
Increase in Net Assets from Operations	$34,492,203

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended March 31, 2013 (unaudited) and the Year Ended September 30, 2012	2013	2012

Operations:
Net investment income (loss)	$674,838	$(764,882)
Net realized gain	12,458,935	16,857,845
Change in net unrealized appreciation (depreciation)	21,358,430	40,295,338
Increase in Net Assets From Operations	34,492,203	56,388,301

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	22,445,427	28,645,438
Cost of shares repurchased	(47,275,385)	(75,625,575)
Decrease in Net Assets From Fund Share Transactions	(24,829,958)	(46,980,137)
Increase in Net Assets	9,662,245	9,408,164

Net Assets:
Beginning of period	221,175,301	211,767,137
End of period*	$230,837,546	$221,175,301
* Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$249,809	$(425,029)

See Notes to Financial Statements.

12	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$18.81	$14.65	$15.71	$13.83	$17.02	$24.66

Income (loss) from operations:
Net investment income (loss)	0.09	0.00 [3]	0.03	(0.04)	0.03	0.06
Net realized and unrealized gain (loss)	3.12	4.16	(1.09)	1.91	(1.93)	(3.96)
Proceeds from settlement of a regulatory matter	—	—	—	0.01	—	—
Total income (loss) from operations	3.21	4.16	(1.06)	1.88	(1.90)	(3.90)

Less distributions from:
Net realized gains	—	—	—	—	(1.29)	(3.74)
Total distributions	—	—	—	—	(1.29)	(3.74)

Net asset value, end of period	$22.02	$18.81	$14.65	$15.71	$13.83	$17.02
Total return[4]	17.13%	28.33%	(6.75)%	13.59%[5]	(8.71)%	(17.70)%

Net assets, end of period (000s)	$120,204	$120,011	$107,016	$122,478	$122,118	$161,478

Ratios to average net assets:
Gross expenses	1.34%[6]	1.23%	1.36%	1.36%[7]	1.34%	1.24%
Net expenses[8]	1.34 [6]	1.23	1.36	1.36 [7]	1.34	1.24
Net investment income (loss)	0.88 [6]	0.02	0.16	(0.28)	0.22	0.33

Portfolio turnover rate	11%	23%	21%	46%	40%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.52%. Class A received $118,199 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratio would have been 1.34% for the year ended September 30, 2010.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class B Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$17.06	$13.44	$14.55	$12.79	$15.99	$23.56

Income (loss) from operations:
Net investment loss	(0.01)	(0.18)	(0.12)	(0.16)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	2.83	3.80	(0.99)	1.76	(1.85)	(3.76)
Proceeds from settlement of a regulatory matter	—	—	—	0.16	—	—
Total income (loss) from operations	2.82	3.62	(1.11)	1.76	(1.91)	(3.83)

Less distributions from:
Net realized gains	—	—	—	—	(1.29)	(3.74)
Total distributions	—	—	—	—	(1.29)	(3.74)

Net asset value, end of period	$19.88	$17.06	$13.44	$14.55	$12.79	$15.99
Total return[3]	16.53%	27.03%	(7.70)%	13.76%[4]	(9.40)%	(18.32)%

Net assets, end of period (000s)	$5,420	$6,324	$7,780	$12,099	$20,527	$37,973

Ratios to average net assets:
Gross expenses	2.56%[5]	2.37%	2.25%	2.20%[6]	2.11%	1.97%
Net expenses[7]	2.36 [5,8,9]	2.37	2.25	2.20 [6]	2.11	1.97
Net investment loss	(0.15) [5]	(1.14)	(0.71)	(1.14)	(0.53)	(0.41)

Portfolio turnover rate	11%	23%	21%	46%	40%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.51%. Class B received $170,270 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratio would have been 2.18% for the year ended September 30, 2010.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

14	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$16.83	$13.22	$14.30	$12.69	$15.90	$23.48

Income (loss) from operations:
Net investment income (loss)	0.01	(0.14)	(0.10)	(0.15)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	2.78	3.75	(0.98)	1.74	(1.85)	(3.75)
Proceeds from settlement of a regulatory matter	—	—	—	0.02	—	—
Total income (loss) from operations	2.79	3.61	(1.08)	1.61	(1.92)	(3.84)

Less distributions from:
Net realized gains	—	—	—	—	(1.29)	(3.74)
Total distributions	—	—	—	—	(1.29)	(3.74)

Net asset value, end of period	$19.62	$16.83	$13.22	$14.30	$12.69	$15.90
Total return[3]	16.58%	27.31%	(7.55)%	12.69%[4]	(9.52)%	(18.43)%

Net assets, end of period (000s)	$75,367	$74,686	$78,290	$104,612	$72,421	$100,575

Ratios to average net assets:
Gross expenses	2.14%[5]	2.13%	2.14%	2.20%[6]	2.28%	2.09%
Net expenses[7]	2.14 [5]	2.13	2.14	2.20 [6]	2.28	2.09
Net investment income (loss)	0.07 [5]	(0.90)	(0.63)	(1.12)	(0.71)	(0.51)

Portfolio turnover rate	11%	23%	21%	46%	40%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.53%. Class C received $160,840 related to this distribution.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.18% for the year ended September 30, 2010.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$19.50	$15.16	$16.19	$14.20	$17.37	$25.02

Income (loss) from operations:
Net investment income	0.12	0.04	0.10	0.03	0.06	0.13
Net realized and unrealized gain (loss)	3.25	4.30	(1.13)	1.96	(1.94)	(4.04)
Total income (loss) from operations	3.37	4.34	(1.03)	1.99	(1.88)	(3.91)

Less distributions from:
Net realized gains	—	—	—	—	(1.29)	(3.74)
Total distributions	—	—	—	—	(1.29)	(3.74)

Net asset value, end of period	$22.87	$19.50	$15.16	$16.19	$14.20	$17.37
Total return[3]	17.28%	28.63%	(6.36)%	14.01%	(8.38)%	(17.46)%

Net assets, end of period (000s)	$29,847	$20,154	$18,681	$42,531	$14,313	$15,554

Ratios to average net assets:
Gross expenses	1.00%[4]	1.13%	0.93%	0.93%[5]	1.02%	0.94%
Net expenses[6]	1.00 [4,7]	1.05 [7,8]	0.90 [7,8]	0.93 [5,7]	1.02 [7]	0.94
Net investment income	1.20 [4]	0.20	0.52	0.18	0.53	0.66

Portfolio turnover rate	11%	23%	21%	46%	40%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2013 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.91% for the year ended September 30, 2010.

[6]	The impact of compensating balance arrangements, if any, was 0.01%.

[7]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Small Cap Value Fund (formerly Legg Mason ClearBridge Small Cap Value Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	17

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$227,534,399	—	—	$227,534,399
Short-term investments†	—	$4,095,000	—	4,095,000
Total investments	$227,534,399	$4,095,000	—	$231,629,399

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	19

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

20	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. As a result of an expense limitation arrangement between the Fund and LMPFA, effective December 1, 2012, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 2.25%. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended March 31, 2013, fees waived and/or expenses reimbursed amounted to $5,857.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended March 31, 2013, LMIS and its affiliates received sales charges of $10,147 on the sales of the Fund’s Class A shares. In addition, for the six months ended March 31, 2013, CDSCs paid to LMIS and its affiliates were:

	Class B	Class C
CDSCs	$3,161	$402

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

ClearBridge Small Cap Value Fund 2013 Semi-Annual Report	21

3. Investments

During the six months ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$24,381,233
Sales	49,915,985

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$70,236,879
Gross unrealized depreciation	(5,865,293)
Net unrealized appreciation	$64,371,586

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$149,604	$140,960
Class B	29,011	20,688
Class C	364,291	104,080
Class I	—	15,590
Total	$542,906	$281,318

For the six months ended March 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	$5,857
Class C	—
Class I	—
Total	$5,857

22	ClearBridge Small Cap Value Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Shares of beneficial interest

At March 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2013		Year Ended September 30, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	523,628	$10,485,072	1,128,877	$19,782,452
Shares repurchased	(1,446,324)	(29,310,992)	(2,053,726)	(36,179,087)
Net decrease	(922,696)	$(18,825,920)	(924,849)	$(16,396,635)

Class B
Shares sold	1,676	$28,084	10,928	$179,425
Shares repurchased	(99,660)	(1,798,366)	(219,377)	(3,566,402)
Net decrease	(97,984)	$(1,770,282)	(208,449)	$(3,386,977)

Class C
Shares sold	130,431	$2,323,788	331,163	$5,246,658
Shares repurchased	(728,502)	(12,775,329)	(1,813,456)	(28,945,658)
Net decrease	(598,071)	$(10,451,541)	(1,482,293)	$(23,699,000)

Class I
Shares sold	435,238	$9,608,483	187,151	$3,436,903
Shares repurchased	(163,709)	(3,390,698)	(386,006)	(6,934,428)
Net increase (decrease)	271,529	$6,217,785	(198,855)	$(3,497,525)

7. Capital loss carryforward

As of September 30, 2012, the Fund had the following net capital loss carryforward remaining:

Date of Expiration	Amount
9/30/2017	$(10,970,075)
9/30/2018	(1,514,682)
$(12,484,757)

These amounts will be available to offset any future taxable capital gains.

ClearBridge Small Cap Value Fund	23

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The

24	ClearBridge Small Cap Value Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional small-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median performance of the funds in the Performance Universe for the three-year period, but performed below the median performance of the funds in the Performance Universe for the one-, five- and ten-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The

ClearBridge Small Cap Value Fund	25

Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers and the reasons for the Fund’s underperformance versus the Performance Universe during certain periods under review. The Trustees noted that the Fund’s portfolio managers are very experienced and that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 15 retail front-end load small-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load small-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee

26	ClearBridge Small Cap Value Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio also was lower than the median of the total expense ratios of the funds in the Expense Group and lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

ClearBridge Small Cap Value Fund	27

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

ClearBridge

Small Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Small Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01653 5/13 SR13-1916

ITEM 2.	CODE OF ETHICS.

Not applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Office
Legg Mason Partners Equity Trust

Date:	May 24, 2013

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	May 24, 2013